                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENTS
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  Filed by the Registrant [X]
                  Filed by a party other than the Registrant [ ]

                  Check the appropriate box:

                  [ ]   Preliminary Proxy Statement
                  [ ]   Confidential, for Use of the Commission Only (as
                        permitted by Rule 14a-6(e)(2))
                  [X]   Definitive Proxy Statement
                  [ ]   Definitive Additional Materials
                  [ ]   Soliciting Material Pursuant to Section 240.14a-12

              ----------------------------------------------------

                         LEXINGTON PRECISION CORPORATION

                (Name of Registrant as Specified in Its Charter)

              ----------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

            (1) Title of each class of securities to which transaction applies: N/A
            (2)   Aggregate number of securities to which transaction applies:
                  N/A
            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1) N/A
            (4)   Proposed maximum aggregate value of transaction: N/A
            (5)   Total fee paid: N/A

                  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:
            (2)   Form, Schedule or Registration Statement No.:
            (3)   Filing Party:
            (4)   Date Filed:

                         LEXINGTON PRECISION CORPORATION
                               40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2005

      Notice is hereby given that the Annual Meeting of Stockholders of LEXINGTON PRECISION CORPORATION (the "Company") will be held at the offices of Nixon Peabody LLP, 437 Madison Avenue, 24th Floor, New York, New York, on Tuesday, May 17, 2005, at 10:30 A.M., for the purpose of considering and acting upon the following matters:

      1. The election of six directors by the holders of Common Stock and $8 Cumulative Convertible Preferred Stock, Series B, as set forth in the accompanying Proxy Statement;

      2. Approval of the adoption by the Board of Directors of the 2005 Stock Award Plan;

      3. The ratification of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2005; and

      4. The transaction of such other business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on April 8, 2005, as the record date for determining the stockholders of the Company entitled to receive notice of and to vote at the meeting and any adjournments thereof.

      PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     By Order of the Board of Directors,

                                     Dennis J. Welhouse
                                     Secretary

April 21, 2005
New York, New York

                         LEXINGTON PRECISION CORPORATION
                               40 EAST 52ND STREET
                            NEW YORK, NEW YORK 10022

                                 --------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2005

      This Proxy Statement is being mailed to stockholders on or about April 25, 2005, in connection with the solicitation by the Board of Directors of LEXINGTON PRECISION CORPORATION, a Delaware corporation (the "Company"), of proxies to be voted at the annual meeting of stockholders of the Company to be held on May 17, 2005 (the "Annual Meeting"). Accompanying this Proxy Statement are the Notice of Annual Meeting of Stockholders, a form of proxy for such meeting, and a copy of the Company's Annual Report for the year ended December 31, 2004, which contains financial statements and related data.

      All proxies that are properly completed, signed, and returned to the Company in time will be voted in accordance with the instructions thereon. Proxies may be revoked prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of preparing and mailing the accompanying form of proxy and related materials and the cost of soliciting proxies will be borne by the Company. The Company has requested brokers, custodians, and other like parties to distribute proxy materials to the beneficial owners of shares and to solicit their proxies and will reimburse such persons for their services in doing so. Without additional compensation, officers and regular employees of the Company may solicit proxies personally or by telephone. The cost of additional solicitation incurred other than by use of the mails is estimated not to exceed $3,000.

      Only stockholders of record at the close of business on the record date, April 8, 2005, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. As of the record date, there were outstanding 4,931,767 shares of the Company's common stock, $0.25 par value (the "Common Stock"), and 3,300 shares of its $8 Cumulative Convertible Preferred Stock, Series B, $100 par value (the "Series B Preferred Stock"), each entitling the holder thereof to one vote. The holders of a majority of the outstanding shares of Common Stock and Series B Preferred Stock present in person or represented by proxy, voting together, will constitute a quorum for all matters before the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together, is required for the election of the six directors. All other matters require the affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

      With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from the election of directors will be counted to determine the presence or absence of a quorum for the transaction of business at the Annual Meeting, but they have no legal effect under Delaware law and, consequently, will not affect the outcome of the voting on such proposal. With regard to other proposals, abstentions may be specified and will have the same effect as votes against the subject proposal at the Annual Meeting. Broker nonvotes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) are counted for purposes of determining a quorum for the transaction of business at the Annual Meeting but are not considered as votes for purposes of determining the outcome of a vote.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Bylaws of the Company provide for the election of directors for one year terms. The holders of Common Stock and Series B Preferred Stock, voting together, will be asked to vote at the Annual Meeting for the election of six directors, each to serve until the annual meeting of stockholders to be held in 2006 and until his successor has been elected and qualified. Unless authority to vote for the election of a director is specifically withheld by appropriate designation on the face of the proxy, it is the intention of the persons named in the accompanying proxy to vote such proxy for the election of William B. Conner, Warren Delano, Kenneth I. Greenstein, Michael A. Lubin, Joseph A. Pardo, and Elizabeth H. Ruml as directors to be elected by the holders of Common Stock and Series B Preferred Stock, voting together, to serve until the 2006 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Conner, Delano, Greenstein, Lubin, and Pardo and Ms. Ruml are presently members of the Board of Directors. The proxies cannot be voted for a greater number of persons than six in respect of Proposal 1. Management has no reason to believe that the named nominees will be unable or unwilling to serve, if elected. However, in such case, it is intended that the individuals named in the accompanying proxy will vote for the election of such substituted nominees as the Board of Directors may recommend.

      Certain information concerning the nominees for election pursuant to Proposal 1 is set forth in the following table. The Board of Directors recommends that shareholders vote FOR the election of the named nominees.

                                                                PRINCIPAL OCCUPATION, BUSINESS
         NAME          AGE                                       EXPERIENCE, AND DIRECTORSHIPS
         ----          ---                                      ------------------------------
William B. Conner       72  Private Investor. President and director of Conner Holding Company, a holding company for aviation companies, and Chairman of the Board of the subsidiaries thereof for more than five years. Director of the Company since 1981.

Warren Delano           54  President of the Company for more than five years. Partner of Lubin, Delano & Company, an investment banking and consulting firm, for more than five years. Director of the Company since 1985.

Kenneth I. Greenstein   75  Secretary of the Company from September 1979 to April 2004. Consultant for more than five years.
                            Prior thereto, stockholder of a professional corporation that was a partner in Nixon, Hargrave, Devans
                            & Doyle LLP (now known as Nixon Peabody LLP), a law firm for more than five years. Director of the
                            Company since 1978.

Michael A. Lubin        55  Chairman of the Board of the Company for more than five years.  Partner of Lubin, Delano & Company, an investment banking and consulting firm, for more than five years. Director of the Company since 1985.

Joseph A. Pardo         71  Restructuring consultant. Chairman of Phoenix Advisors, LLC since July 2000. During the past five years, Mr. Pardo has served as a financial consultant to a number of public and private companies, including as Trustee of various creditor trusts in connection with reorganizations under Chapter 11 of the federal bankruptcy code. Mr. Pardo has also served as Chairman of the Board of Brothers Gourmet
                            Coffee Co. from October 2000 through March 2004, and Director of Weblink Wireless, Inc., a wireless communications company, from March 2001 through September 2002. Director of the Company since March
                            2002.

Elizabeth H. Ruml       52  Retired since 1999. From June 1999 through October 1999, Ms. Ruml was Managing Director and Co-Head
                            of the Group Market Risk Management function at Deutsche Bank. From March 1998 through June 1999, she was Managing Director and Head of the Corporate Portfolio Management Group at Bankers Trust Company.
                            From May 1993 through December 1997, she was Managing Director and Chief Credit Officer at Salomon
                            Brothers. Ms. Ruml was a Director of Benjamin Moore & Company from July  through December 2000.
                            Director of the Company since June 2002.

                 PROPOSAL 2 - APPROVAL OF 2005 STOCK AWARD PLAN

      The Board of Directors has unanimously approved the Lexington Precision Corporation 2005 Stock Award Plan (the "Plan"). The holders of Common Stock and Series B Preferred Stock of the Company issued and outstanding on the record date, voting together, will be asked to vote at the Annual Meeting to approve the Plan. The affirmative vote of a majority of the shares of Common Stock and Series B Preferred Stock, voting together, present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of the Plan.

      The Board of Directors recommends that you vote in favor of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of the participants under the Plan to those of the Company's stockholders, to provide participants with an incentive for excellence in individual performance, and to promote teamwork among participants. The Plan is further intended to provide flexibility to the Company and its subsidiaries in motivating, attracting, and retaining the services of participants who make significant contributions to the Company's success and to allow participants to share in that success.

      The market value of the Company's Common Stock, when the Plan was approved by the Board of Directors on April 21, 2005, subject to stockholder approval, was $0.75 per share.

      The following summary of the Plan is qualified in its entirety by the full text of the Plan that appears as Exhibit A to this Proxy Statement.

      The Plan will be administered by the Compensation Committee of the Board of Directors or any other committee of the Board of Directors as may be designated by the Board from time to time (the "Committee"). For the purpose of making awards intended to qualify for the performance based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee will be comprised solely of two or more individuals who are

"outside directors," as that term is defined under Section 162(m) of the Code. The Plan allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, awards of nontransferable shares of restricted common stock, performance shares, and performance units to directors, employees, or consultants of the Company or the Company's subsidiary, who are selected by the Committee for participation, except in the case of incentive stock options which shall only be awarded to employees of the Company or its subsidiaries. As of April 15, 2005, approximately twenty employees, four non-officer directors, four officers, and no consultants were eligible for participation in the Plan.

      Under the Plan, the maximum number of shares of Common Stock that may be granted or optioned to eligible participants is 400,000. The maximum aggregate grant to any eligible participant in a fiscal year is as follows:

      Stock Options - 50,000 shares

      Stock Appreciation Rights - 50,000 shares

      Restricted Stock - 50,000 shares

      Performance Shares - fair market value of 50,000 shares

      Performance Units - $100,000

      The Plan provides for the appropriate adjustments to the aggregate number, class, and/or price of shares of Common Stock subject to awards under the Plan and to the limitations on the maximum number of shares of Common Stock reserved under the Plan or that may be awarded to any one participant, as may be determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights, upon a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, combination, exchange of shares or the like, a separation, including a spin-off or other distribution of stock or property of the Company, a reorganization, or a partial or complete liquidation of the Company.

      Nonqualified and Incentive Stock Options: Under the Plan, the Committee may grant to eligible participants nonqualified or incentive stock options, or both, to purchase shares of the Common Stock at no less than the fair market value of the shares on the date of grant; provided, however, that if an incentive stock option is granted to an employee possessing more than 10% of the combined voting power of all classes of shares of the Company's stock, the option price will be at least 110% of the fair market value of the stock subject to the incentive stock option. No incentive stock option may be granted under the Plan to purchase shares as to which the fair market value of the shares that first become exercisable by the employee in any calendar year exceeds $100,000. In the event that an option designated as an incentive stock option exceeds the value limit, it will be deemed a nonqualified stock option. All awards of stock options under the Plan will be evidenced by an agreement that specifies the option price, the duration of the option, the number of shares to which the option relates, and other terms determined by the Committee, except that no incentive stock option will expire later than the tenth anniversary of its grant.

      All stock options granted under the Plan will be subject to the customary prohibition on transferability, except by will or by the laws of descent and distribution. All stock options will be exercisable only by the participant in his or her lifetime, except as otherwise permitted in any award agreement relating to nonqualified stock options.

      Stock Appreciation Rights: The Plan permits the granting of stock appreciation rights ("SARs") that permit a participant to receive Common Stock in an amount equal to the difference between the fair market value of the Common Stock on the date of grant and the fair market value of the Common Stock on the date the right is exercised. All grants of stock appreciation rights will be evidenced by an agreement that specifies the grant price, the term of the stock appreciation right, and other provisions determined by the Committee.

      SARs granted under the Plan will be subject to the same transfer restrictions as those applicable to nonqualified stock options, as discussed above.

      Restricted Stock: Under the Plan, the Committee may also grant shares of restricted stock to participants. The shares of restricted stock will become freely transferable by the participant after the last day of the applicable period of restriction or upon the satisfaction of other conditions, as specified by the Committee or contained in the restricted stock agreement. A participant holding shares of restricted stock may be granted the right to exercise full voting rights with respect to those shares during the period of restriction, if so determined by the Committee. The Committee may also allow participants holding shares of restricted stock to be credited with any dividends paid during the period of restriction. Each restricted stock grant will be evidenced by an agreement that specifies the period of restriction, the number of shares of restricted stock granted, and other provisions determined by the Committee. Shares of restricted stock are not transferable during the period of restriction specified by the Committee with respect to such grant. The Committee may also impose other restrictions on transferability, including a requirement that specified performance goals be achieved.

      Performance Units and Performance Shares: The Plan permits the granting of performance units or performance shares or both. Each performance unit shall have an initial value that is established by the Committee at the time of grant and each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The number and/or value of performance units or performance shares that will be paid to out to the participant will be determined by the extent to which performance goals established by the Committee are met. Performance units and performance shares awards may be evidenced by an agreement, at the Committee's discretion. Payments with respect to earned performance units/shares shall be determined by the Committee and may, at the discretion of the Committee, be in the form of cash or shares of Common Stock, or a combination thereof, that have an aggregate fair market value equal to the value of the earned performance units/shares at the end of the performance period. Any shares delivered as payment of earned performance units or performance shares may be subject to restrictions set by the Committee. Except as otherwise specified in the agreement with the participant, performance units/shares may not be transferred other than by will or by the laws of descent and distribution.

      Performance Measures: In order to qualify for the performance-based exception from the tax-deductibility limitations of Section 162 of the Code, the Plan sets forth the types of performance measures that may be used to determine the degree of payout or vesting of awards. Performance measures may be chosen from among earnings per share, net income (before or after taxes), cash flow (including operating cash flow and free cash flow), gross revenues, gross margins, and earnings before interest, taxes, depreciation, and amortization ("EBITDA"), and any of such measures compared to peer or other companies. The performance measures established under the Plan may be changed by shareholder vote. These measures may be set at the level of the Company, or a subsidiary, division, or other business unit. Awards designed to qualify for the performance-based exception may not be adjusted upward, although the Committee can adjust the awards downward. If otherwise allowed by law, the Committee will have the discretion to change the governing performance measure without shareholder approval.

      Termination of the Plan: The Plan will remain in effect, subject to earlier amendment or termination, until all shares subject to it shall have been purchased or otherwise acquired according to the Plan's provisions. However, in no event will an award of an incentive stock option be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

      Termination of Employment: Upon termination of the participant's employment, directorship, or consultancy for any reason other than the disability or death of the participant, all awards that are exercisable at the date of termination may be exercised at any time on or before the earlier of the expiration date of the award or the date that is three months after the date of termination, and unvested awards (or awards as to which the period of restriction has not expired) shall be forfeited.

      If the participant's employment, directorship, or consultancy terminates by reason of the participant's disability or death, unvested awards (or awards as to which the period of restriction has not expired) shall become immediately vested and/or exercisable on the date of termination and may be exercised at any time on or before the earlier of the expiration date of the award or the first anniversary of the date of disability or death.

      Change in Control: The Plan gives the Board the discretion to make changes to awards under the Plan in the event of a change in control of the Company. A change in control is defined to include:

      - Any person (other than a person who currently owns 10% or more of the Company's Common Stock, or an affiliate of any such person) becomes the beneficial owner of 50% or more of the voting power of the Company;

      - A merger of the Company in which the Company's stockholders immediately before the transaction own less than 50% of the successor corporation;

      - A dissolution or liquidation of the Company approved by the stockholders;

      - A contested election, or a merger, sale of all or a substantial portion of the Company's assets, or any similar transaction, that is followed within one year by a change in the composition of the Board of Directors in which directors on the Board immediately before the transaction cease to constitute a majority;

      - The current members of the Board of Directors (together with directors subsequently selected by at least two-thirds of the current Board of Directors) cease to represent at least two-thirds of the Board of Directors.

      In the event of a change of control, unless otherwise prohibited by law or otherwise provided in the award agreement with a participant, the Board may, in its discretion:

      - accelerate the vesting of unvested awards and the exercisability of options that have not yet become exercisable;

      - terminate options or stock appreciation rights for a cash payment equal to the amount by which the fair market value of the shares underlying the vested options or stock appreciation rights exceeds their exercise price;

      - terminate options or stock appreciation rights, giving the Participant at least 15 days to exercise vested options or stock appreciation rights;

      - permit awards to be assumed by a successor corporation or its parent and replaced by a comparable award of the successor or parent;

      - amend any award agreement or take any other action it deems appropriate; or

      -     any combination of the above measures.

      FEDERAL INCOME TAX CONSEQUENCES

      The following summarizes the Federal income tax consequences under the Code of the issuance, exercise or maturity of non-qualified stock options, incentive stock options ("ISOs"), SARs, restricted stock and performance units and performance shares under the Plan. The following discussion is intended to be a summary and is not complete, and does not cover state and local tax treatment of participation in the Plan. This summary is based on an understanding of the Federal income tax laws as currently interpreted and no representation is made regarding the continuation of such laws or of such interpretations.

      Nonqualified Stock Options ("NQSOs"). NQSOs will not have federal income tax consequences when they are granted. Subject to Section 162(m) of the Code, which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers, the Company will be entitled to a deduction on the date of exercise of an NQSO equal to the amount of ordinary income recognized by the option holder. On the date an option holder exercises the NQSO, the option holder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The holding period for capital gain and loss purposes will begin on the date of exercise and the option holder's basis in the shares will equal the fair market value of the shares on the date of exercise.

      Incentive Stock Options. Incentive stock options will not have federal income tax consequences when they are granted. The Company will generally not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event of a disqualifying disposition, discussed below, the Company will be entitled to a federal income tax deduction in the year of the disqualifying disposition in an amount equal to the ordinary income realized by the option holder. An option holder receiving an ISO will not be subject to income tax, assuming the ISO requirements are satisfied. However, for the option holder's tax year in which he or she exercises the option, the spread between the exercise price of the option and the fair market value of the shares acquired on the date of exercise will be included in the option holder's alternative minimum taxable income for purposes of determining the option holder's liability, if any, for the alternative minimum tax. If the option holder disposes of the shares before the first anniversary of the exercise or the second anniversary of the grant, the option holder will be deemed to have made a "disqualifying disposition" of the shares. This will require the option holder to recognize ordinary income in the year of the disposition in an amount equal to the lesser of: (1) the excess, if any, of the fair market value of the shares on the date the ISO was exercised over the exercise price; or (2) the excess, if any, of the amount realized on the sale or exchange of the shares over the exercise price.

      Exercise by Surrender of Shares. If the exercise price of an option is paid by surrendering shares of Common Stock, the Internal Revenue Service treats such exchange as if there were two transactions. The first transaction is treated as a non-taxable exchange of the previously acquired Common Stock for an equal number of shares of new Common Stock. The basis of the new shares will be the same basis as the shares surrendered and the holding period of the new shares will include the holding period of the shares surrendered. The second transaction concerns the number of shares that the option holder receives upon exercise of the option in excess of the number of surrendered shares, i.e., the "additional shares." In the case of an NQSO, the option holder will recognize ordinary income upon the exercise equal to the fair market value of these additional shares on the date of exercise, less any cash paid towards the exercise price. The basis of the additional shares will be equal to their fair market value on the date of exercise, and their holding period will begin on that date. In the case of ISOs, no income or gain is recognized on the receipt of these additional shares. However, the basis of these additional shares will equal zero (i.e., the option holder is treated as having paid nothing for these shares). The holding period for the additional shares begins on the date of the exchange. To utilize this rule, the option holder cannot surrender Common Stock that has been acquired through the exercise of an ISO and unless it has been held for the requisite period.

      Withholding Taxes -- Option Exercise. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan to a current or former employee, the Company has the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and employment withholding tax requirements prior to the delivery of any certificate for such shares or to take any other appropriate action to satisfy such withholding requirements. The Company may permit an optionee to satisfy such obligation in whole or in part by electing to have the Company withhold shares of Common Stock from the shares to which the option holder is otherwise entitled.

      Stock Appreciation Rights. The grant of a SAR will not result in a deduction for the Company at the time of the grant or in the recognition of gross income to the participant. Upon the exercise of the SAR, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the fair market value of any shares received by the participant upon exercise of the SAR. The Company is required to withhold tax on the amount of income recognized by the participant and is entitled to a tax deduction (subject to Section 162(m) of the Code, which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers) equal to the amount of such income for the Company's fiscal year which includes the end of the taxable year of the participant in which such amount is included in the participant's gross income. Subject to certain limitations on the deductibility of capital losses, if a participant disposes of any shares received upon the exercise of a SAR, the participant will recognize a capital gain or loss equal to the difference between the fair market value of such shares at the time ordinary income was recognized and the amount realized on disposition of such shares. The tax rate on any gains will depend upon the length of the holding period.

      Restricted Stock. The grant of restricted stock will not result in federal income tax consequences to the Company or the recipient provided that the restriction creates a substantial risk of forfeiture. A participant will be subject to tax when the restricted stock is no longer subject to a substantial risk of forfeiture. An award conditioned upon the passage of time or the attainment of a performance goal whose attainment is substantially uncertain is subject to a substantial risk of forfeiture. Vesting will not be delayed if the only restrictions are non-substantial as defined in IRS regulations. The amount includible in income by the participant is the fair market value of the shares on the date all restrictions having a substantial risk of forfeiture lapse. The Company is required to withhold tax on the amount of income recognized by the participant and is entitled to a tax deduction (subject to Section 162(m) of the Code, which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers) equal to the amount of such income for the Company's fiscal year that includes the end of the taxable year of the participant during which such amount is included in the participant's gross income. Subject to certain limitations on the deductibility of capital losses, if a participant disposes of any vested shares received in a restricted stock grant, the participant will recognize a capital gain or loss equal to the difference between the fair market value of such shares at the time ordinary income was recognized and the amount realized on disposition of such shares. The tax rate on any gains will depend upon the length of the holding period.

      Performance Awards. The Company generally will not be entitled to a deduction at the time a performance award is granted, and the participant who has been granted a performance award generally will not recognize taxable income at the time of grant. When an award is paid, whether in cash or common shares, the participant will generally recognize ordinary income, and the Company will be entitled to a corresponding deduction.

      Section 409A of the Code. Any award granted under this Plan that is subject to the rules of new Section 409A of the Code is intended to be in compliance with Section 409A of the Code. Any award that is not in compliance with Section 409A will result in the affected participant recognizing income as previously discussed but at the time the award is vested (whether or not it is exercised or actually received at that time) the compensation recognized will include all of his or her deferred compensation not only as to this award but as to other deferred compensation arrangements in which he or she participates. In addition, the participant will be liable for an additional tax of 20% on such compensation, plus enhanced interest.

      The Board of Directors unanimously recommends a vote FOR this proposal.

      BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      The Board of Directors met five times during 2004. Each director attended at least 75% of the meetings held by the Board of Directors and all meetings held by the Committees of the Board of Directors on which such person served.

      The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The members of those committees are as follows:

  NAME OF COMMITTEE            CHAIRMAN           OTHER MEMBER(S)
----------------------    -----------------    ---------------------
Audit Committee           Joseph A. Pardo      Kenneth I. Greenstein
                                               Elizabeth H. Ruml
Compensation Committee    William B. Conner    Kenneth I. Greenstein

      The Audit Committee, which is comprised of three non-employee members of the Board of Directors, met five times during 2004. The primary purpose of the Audit Committee is to review the financial information provided to the Company's stockholders and others, to oversee the system of internal financial controls, and to monitor the independent audit process. Its functions include recommending the independent auditors for appointment by the Board of Directors, consulting periodically with the Company's independent auditors as to the nature, scope, and results of their audit of the accounts of the Company, reviewing the Company's internal accounting controls and procedures, and such other related matters as the Audit Committee deems advisable. A paper copy of the Audit Committee Charter may be obtained upon written request to the President, Lexington Precision Corporation, 40 East 52nd Street, New York, NY 10022. The Board of Directors has determined that each member of the Audit Committee is independent, as defined by the rules of the National Association of Securities Dealers. In addition, the Board of Directors has determined that Joseph A. Pardo is qualified to serve as the "audit committee financial expert" of the Company as defined in Item 401(h) of Securities and Exchange Commission ("SEC") Regulation S-K.

      The Compensation Committee, which is comprised of two non-employee members of the Board of Directors, met two times during 2004. The meetings were held at regularly scheduled Board meetings where other members of the Board could participate. When appropriate, Executive Officers whose compensation was being discussed excused themselves from the meetings. The functions of the Compensation Committee include reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. Additionally, the Compensation Committee administered the Company's 1986 Restricted Stock Award Plan, which expired on December 31, 2001. If the Company's stockholders approve the Lexington Precision Compensation 2005 Stock Award Plan, the Compensation Committee will administer that Plan.

      The Board of Directors does not have a standing nominating committee. The Board of Directors has determined that it is not necessary to have a nominating committee because of the relatively small size of the Company and the Board of Directors. The Board of Directors considers recommendations for director nominees from directors and members of management. The Board of Directors is also willing to consider stockholder recommendations for director nominees that are properly received in accordance with all applicable rules and regulations, although no such recommendations have ever been received. The Board of Directors evaluates each prospective nominee on the basis of his or her qualifications.

      Each member of the Board of Directors receives an annual fee of $12,000. Each member of the Audit Committee receives an annual fee of $2,000. Directors receive $1,500 for each Board or Committee meeting attended in person as well as reasonable out-of-pocket expenses incurred in connection with attending such meetings. Directors receive $350 for each Board or Committee meeting attended by telephone. There are no other fees paid to directors for services rendered as members of the Board.

      The Company does not have a formal process in place for its stockholders to communicate with its Board of Directors but is receptive to communications from its stockholders, which may be made by writing to Michael A. Lubin, Chairman of the Board, Lexington Precision Corporation, 40 East 52nd Street, New York, NY 10022. For each of the past five years, the Company has scheduled a meeting of the Board of Directors immediately following the Annual Meeting and all of the directors have attended each of such Annual Meetings.

                               EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the executive officers of the Company.

       NAME                POSITION AND OFFICES           AGE
------------------    --------------------------------    ---
Michael A. Lubin      Chairman of the Board                55
Warren Delano         President and Director               54
Dennis J. Welhouse    Senior Vice President, Chief
                      Financial Officer, and Secretary     56
Florence T. Herst     Treasurer                            63

      Mr. Lubin has been Chairman of the Board of the Company for more than five years. For more than five years, Mr. Lubin has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

      Mr. Delano has been President of the Company for more than five years. For more than five years, Mr. Delano has been a partner of Lubin, Delano & Company, an investment banking and consulting firm.

      Mr. Welhouse has been Senior Vice President and Chief Financial Officer of the Company for more than five years. Since April 20, 2004, Mr. Welhouse has also served as Secretary of the Company; prior to that date, for more than five years Mr. Welhouse was Assistant Secretary of the Company.

      Ms. Herst has served as Treasurer of the Company since February 1, 2005. From January 1, 2001, through January 31, 2005, Ms. Herst served as Assistant Treasurer of the Company, and for more than five years prior to January 1, 2001, Ms. Herst served as Assistant Controller of Lexington Connector Seals, a division of Lexington Rubber Group, Inc., a wholly-owned subsidiary of the Company.

      Each of the Company's executive officers serves at the pleasure of the Board of Directors.

      CODE OF ETHICS

      The Company has adopted a Code of Ethics that applies to its co-principal executive officers and key financial and accounting personnel. The Company will furnish a paper copy of the Code of Ethics free of charge, upon written request to the President, Lexington Precision Corporation, 40 East 52nd Street, New York, NY 10022..

                               SECURITY OWNERSHIP

      The following table sets forth the beneficial ownership of the Company's Common Stock, as of April 8, 2005, by (i) each director and director nominee,
(ii) each of the named executive officers, (iii) all directors and executive officers as a group, and (iv) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock. The business address of each officer, director, or stockholder listed below is c/o Lexington Precision Corporation, 40 East 52nd Street, New York, NY 10022. The persons named in the table have sole voting and dispositive power with respect to all shares of the Company's Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, except as set forth in the notes to the table.

  NAME OF BENEFICIAL      SHARES OF COMMON STOCK    PERCENT OF
         OWNER              BENEFICIALLY OWNED      CLASS OWNED
-----------------------   ----------------------    -----------
Michael A. Lubin              1,612,341 (1)            32.7%
Warren Delano                 1,393,487 (2)            28.3
William B. Conner               338,194 (3)             6.9
Dennis J. Welhouse               82,542                 1.7
Kenneth I. Greenstein            35,636 (4)               *
Joseph A. Pardo                  36,205                   *
Florence T. Herst                 1,078                   *
Elizabeth H. Ruml                     -                   -
Directors and executive
officers as a group (8
persons)                      3,410,421 (5)            69.2

-------------

*     Less than 1 percent.

(1) Includes (a) 35,000 shares owned by each of Mr. Lubin's two minor children, with respect to which Mr. Lubin acts as custodian under the New York Uniform Gifts to Minors Act, (b) 50,000 shares owned by an individual retirement account of Mr. Lubin, and (c) 89,062 shares owned by a retirement benefit plan of which Mr. Lubin and Mr. Delano are both beneficiaries.

(2) Includes 110,750 shares owned by individual retirement accounts of Mr. Delano and 89,062 shares owned by a retirement benefit plan of which Mr. Delano and Mr. Lubin are both beneficiaries.

(3) Includes 238,194 shares owned by Conner Holding Company, a Nevada corporation, of which Mr. Conner is president, a director, and majority stockholder.

(4) Includes 8,170 shares owned by a retirement benefit plan of which Mr. Greenstein is the sole beneficiary.

(5) See footnotes 1 through 6, above. Total includes 89,062 shares owned by a retirement benefit plan of which Messrs. Delano and Lubin are beneficiaries that are reported in the shares beneficially owned by both Mr. Delano and Mr. Lubin.

EQUITY COMPENSATION PLAN INFORMATION

      The Company currently has no compensation plans under which it has equity securities authorized for future issuance. The stockholders of the Company will be asked at the 2005 Annual Meeting to adopt the Lexington Precision Corporation 2005 Stock Award Plan. See Proposal 2 for a description of the Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission
(SEC) and to furnish to the Company copies of all such filings.

      Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, officers, and beneficial owners complied with all of the filing requirements applicable to them with respect to transactions during the year ended December 31, 2004.

                             EXECUTIVE COMPENSATION

      The following table summarizes, for the Company's past three fiscal years, the compensation paid to each of the Company's co-principal executive officers and to each of the Company's other executive officers whose total annual salary and bonus exceeded $100,000.


                                                       ANNUAL
                                                    COMPENSATION
                                                ---------------------     ALL OTHER
       NAME AND POSITION          FISCAL YEAR    SALARY($)    BONUS($)  COMPENSATION($)
-------------------------------   -----------   ----------    -------   --------------
Michael A. Lubin                     2004       371,350 (1)         -          -
    Chairman of the Board            2003       267,725 (1)         -          -
    (Co-Principal Executive          2002       267,750 (1)         -          -
    Officer)
Warren Delano                        2004       371,350 (2)         -          -
    President and Director           2003       267,725 (2)         -          -
    (Co-Principal Executive          2002       267,750 (2)         -          -
    Officer)
Dennis J. Welhouse                   2004       157,250             -      6,119 (3)
    Senior Vice President,           2003       155,000        75,000      5,655 (3)
       Chief Financial Officer,      2002       148,500             -      5,100 (3)
       and Secretary

(1) Includes (a) compensation, paid indirectly to Mr. Lubin through Lubin, Delano & Company, in the amount of $350,000 during 2004 and $250,000 during each of 2003 and 2002, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Lubin for serving as a member of the Company's Board of Directors. Lubin, Delano & Company is an investment banking and consulting firm of which Messrs. Lubin and Delano are the only partners. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(2) Includes (a) compensation, paid indirectly to Mr. Delano through Lubin, Delano & Company, in the amount of $350,000 during 2004 and $250,000 during each of 2003 and 2002, for services rendered as an executive officer of the Company and (b) fees paid to Mr. Delano for serving as a member of the Company's Board of Directors. See "Compensation Committee Report on Executive Compensation" and "Certain Relationships and Transactions."

(3) Includes (a) Company contributions of $5,130, $4,650, and $4,455, made to Mr. Welhouse's account under the Company's 401(k) Plan in 2004, 2003, and 2002, respectively, (b) insurance premiums of $958, $942, and $477 paid by the Company in 2004, 2003, and 2002, respectively, for term life insurance owned by Mr. Welhouse, and (c) imputed interest of $31, $63, and $168 in 2004, 2003, and 2002, respectively.

      No stock options or stock appreciation rights were granted to, exercised by, or held by any of the persons named in the summary compensation table above during 2004, 2003, or 2002.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee is comprised of two non-employee members of the Board of Directors. The Compensation Committee is responsible for reviewing salaries, cash bonus awards, and existing or potential compensation plans for the Company's executive officers and other eligible employees and making recommendations to the Board of Directors regarding such salaries, cash bonus awards, and compensation plans. The membership of the Compensation Committee is determined by the Board.

COMPENSATION PHILOSOPHY AND POLICY

      The Company's compensation program is designed to motivate and reward the Company's executive officers for attaining financial, operational, and strategic objectives that will contribute to the overall goal of enhancing stockholder value and promote the Company's success in attracting, developing, and retaining key executives and management personnel critical to its long term success. The Compensation Committee believes that executive compensation should be based on objective measures of performance at the individual, divisional, and corporate levels, should be driven primarily by the long-term interests of the Company and its stockholders, and should be linked to the enhancement of stockholder value. In addition to reviewing compensation of executive officers , the Compensation Committee also considers recommendations from the co-chief executive officers regarding total compensation for those executives reporting directly to them. The principal elements of the compensation plan include base salary and cash bonus awards.

COMPONENTS OF EXECUTIVE COMPENSATION

      The compensation program for executive officers consists of the following components:

      BASE SALARY. In determining the base pay levels for executive officers of the Company, the Compensation Committee considers the compensation paid by a group of industrial companies that are generally similar to the Company with respect to sales volume, cash flow, and market capitalization, as well as with the nature of its business. The group of companies with which the Company compares itself for this purpose is subject to change as companies change size or focus, merge, or are acquired. Base pay levels, prior to taking into account other factors considered by the Compensation Committee, are at the mid-range of base pay levels for such group of companies. In 2004, the base salaries of the named executive officers were adjusted effective January 1, 2004. The increase in the compensation payable to Messrs. Delano and Lubin was made in order to adjust their compensation to a level that the Compensation Committee considered appropriate under the circumstances. Messrs. Delano and Lubin had previously been paid a base salary of $250,000 each, through Lubin, Delano & Company, since 1999. The Compensation Committee believes that the Company's most direct competitors are private companies that do not publicly disclose information regarding executive compensation, financial condition, or operating performance. The Compensation Committee also believes that the companies with which the Company compares itself for the purpose of determining executive compensation are not necessarily included in the indices used to compare stockholder returns that are contained elsewhere in this Proxy Statement. In determining the salary component of compensation packages for executive officers, the Compensation Committee also takes into consideration the recent performance of the individual and the Company, the experience of the individual, and the scope and complexity of the position. The Compensation Committee does not assign weights to these factors and does not consider any one factor more important than another. The 2004 salaries of the named executive officers are shown in the "Salary" column of the Summary Compensation Table under the heading "Executive Compensation" above. Salaries for executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on subjective evaluation of such factors as the individual's level of responsibility and performance.

      INCENTIVE COMPENSATION PLAN. To provide incentives to increase profitability, the Company has an incentive compensation plan that provides for the payment of cash bonus awards to executive officers and other eligible employees of the Company. Bonus awards for eligible divisional employees are usually based upon the attainment of predetermined targets for earnings before interest, taxes, depreciation, and amortization (EBITDA) at each respective division. Bonus awards for executive officers and other eligible corporate employees are based upon the attainment of a predetermined consolidated EBITDA target. The Compensation Committee is responsible for the supervision of the incentive compensation plan. The Company also had a restricted stock plan that permitted it to award restricted shares of Common Stock to officers and key employees of the Company. In January 2000, the Compensation Committee awarded 125,000 shares of restricted Common Stock to key employees of the Company, which shares vest as provided in the restricted stock plan. The restricted stock plan expired on December 31, 2001. The Company from time to time awards cash bonuses to key employees who have provided unusual service to the Company. In 2003, Mr. Welhouse received such an award in the amount of $75,000. If the Company's stockholders approve the Lexington Precision Corporation 2005 Stock Award Plan, the Compensation Committee will administer that plan, which will be available for the grant of stock options, stock appreciation rights, restricted stock, performance units, and performance shares to directors, employees, and consultants of the Company and its subsidiaries

      COMPENSATION OF MESSRS. DELANO AND LUBIN. Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2004, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, totaled $700,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated EBITDA targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2004 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2004.

      The Committee believes that the quality of executive leadership significantly affects long term performance and that it is in the best interest of the stockholders to compensate executive leadership fairly for achievements that meet or exceed the standards set by the Committee, so long as there is corresponding risk when performance falls short of such standards.

      The compensation paid for the combined services of Messrs. Delano and Lubin as President and Chairman of the Board of the Company, respectively, was agreed to after considering the responsibilities of such positions and the competitive marketplace for executive talent. The Compensation Committee believes that the compensation paid to Lubin, Delano & Company during 2004 for the combined services of Messrs. Delano and Lubin as executive officers of the Company comports with the Compensation Committee's subjective perception of the base compensation levels of chief executives employed by other industrial companies, both public and private.

                                          COMPENSATION COMMITTEE

                                          William B. Conner, Chairman
                                          Kenneth I. Greenstein, Member

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and performs the other duties and responsibilities set forth in the Audit Committee Charter. It is the responsibility of the Company's independent auditors to perform an independent audit of and express an opinion on the Company's financial statements. The Audit Committee's responsibility is one of review and oversight. In fulfilling its oversight responsibilities:

      (1) The Audit Committee has reviewed and discussed with the Company's management the audited financial statements.

      (2) The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards, AU Section 380."

      (3) The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Ernst & Young LLP the independence of that firm as the Company's auditors.

      (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      On September 12, 2000, the Board of Directors adopted a written charter for the Audit Committee, which sets forth the operating practices and responsibilities of the Audit Committee. Each of the Audit Committee members is independent, as defined in Rule 4200(a) of the listing standards of the National Association of Securities Dealers.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting, auditing, or auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.

                                        AUDIT COMMITTEE

                                        Joseph A. Pardo, Chairman
                                        Kenneth I. Greenstein, Member
                                        Elizabeth H. Ruml, Member

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Company's Compensation Committee are William B. Conner and Kenneth I. Greenstein. Neither of Messrs. Conner and Greenstein has ever been an employee of the Company, and Mr. Conner, who is the Chairman of the Compensation Committee, has never been an officer of the Company. Mr. Greenstein served as Secretary of the Company from September 1979 to April 2004 (although he received no compensation for acting in such capacity).

                             STOCK PRICE PERFORMANCE

      Set forth below is a line graph comparing the yearly cumulative total return on the Company's Common Stock, based on the market price of the Common Stock, with the yearly cumulative total return on the common stock of companies in the Standard & Poors (S&P) 500 Index and the NASDAQ Composite Index.

                    COMPARISON OF FIVE-YEAR TOTAL RETURN FOR
  LEXINGTON PRECISION CORPORATION, S & P 500 INDEX, AND NASDAQ COMPOSITE INDEX

                               [COMPARISON CHART]

CHART DATA:

           Lexington Precision Corporation    S&P 500 Index    NASDAQ Composite Index
"1999"                   100                      100                   100
"2000"                   66.53                    89.86                 60.71
"2001"                   26.11                    78.14                 47.93
"2002"                   44.63                    59.88                 32.82
"2003"                   67.37                    75.68                 49.22
"2004"                   50.53                    82.49                 53.46

                             YEAR ENDED DECEMBER 31

      At December 31, 1999, 2000, 2001, 2002, 2003, and 2004, the last trade listed on the OTC Bulletin Board, provided by the National Association of Securities Dealers, was $1.1875, $0.79, $0.31, $0.53, $0.80, and $0.60 per
share, respectively. The Company believes that ten brokerage firms currently make a market in the Company's Common Stock, although both bid and asked quotations may be limited.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Warren Delano and Michael A. Lubin beneficially own 28.3% and 32.7%, respectively, of the Common Stock of the Company.

      Messrs. Delano and Lubin are compensated indirectly by the Company through payments made to Lubin, Delano & Company, an investment banking and consulting firm of which they are the only partners. During 2004, the aggregate payments made to Lubin, Delano & Company for services provided by Messrs. Delano and Lubin in their capacities as President and Chairman of the Board, respectively, were $700,000. The Company's arrangements with Lubin, Delano & Company also provide for an incentive fee based upon the attainment of predetermined consolidated EBITDA targets and additional compensation, as mutually agreed upon, for services provided by Lubin, Delano & Company in connection with acquisitions, divestitures, financings, or other similar transactions involving the Company. Messrs. Delano and Lubin received no payments under the incentive compensation plan for 2004 and no additional compensation for services provided in connection with acquisitions, divestitures, financings, or similar transactions during 2004.

      In connection with the Company's refinancing of substantially all of its debt completed on December 18, 2003, Messrs. Delano and Lubin and their associates and affiliates exchanged 12-3/4% Senior Subordinated Notes held by them for units consisting of 12% Senior Subordinated Notes due August 1, 2009 and warrants to purchase Common Stock, and exchanged 14% Junior Subordinated Notes held by them and interest accrued thereon for 13% Junior Subordinated Notes due November 1, 2009, warrants to purchase Common Stock, and 103,731 shares of Common Stock. Mr. Lubin and his affiliates and associates received in the exchange units consisting of $2,831,000 aggregate principal amount of the 12% Senior Subordinated Notes, and 28,310 warrants to purchase Common Stock, and units consisting of $347,000 aggregate principal amount of the 13% Junior Subordinated Notes, and 3,467 warrants to purchase Common Stock. Of such securities, Mr. Delano beneficially owns, through Lubin, Delano & Company Profit Sharing Plan and Trust, units consisting of $311,000 principal amount of 12% Senior Subordinated Notes and 3,110 warrants to purchase Common Stock. Each of the warrants entitles the holder to purchase one share of Common Stock at a price of $3.50 per share at any time during the period September 1, 2005, through July 31, 2009.

      In addition to the units described in the preceding paragraph, on April 13, 2005, Mr. Lubin purchased from a third party 2,096 units consisting of $2,096,000 aggregate principal amount of the 12% Senior Subordinated Notes and 20,960 warrants to purchase Common Stock The purchase price for such units was $628,800 plus accrued interest on the 12% Senior Subordinated Notes underlying the units through the date of purchase.. Mr. Lubin has granted the Company an option pursuant to which the Company may, at any time prior to August 1, 2005, purchase from him the 2,096 units for $628,800 plus interest accrued on the underlying 12% Senior Subordinated Notes.

        PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the accounts of the Company for the year ending December 31, 2005. Ernst & Young LLP has been employed by the Company as its independent auditor since the fiscal year ended May 31, 1989. Set forth below is a breakdown of the fees billed to the Company by Ernst & Young LLP for the twelve-month periods ended December 31, 2004 and 2003:

                     2004            2003
                  -----------     -----------
Audit Fees        $ 288,000       $ 199,000
Tax Fees             15,000(a)       31,605(c)
All Other Fees       40,471(b)       52,853(d)
                  ---------       ---------
                  $ 343,471       $ 283,458
                  =========       =========

(a)   Assistance with the preparation of federal and state income tax returns.

(b) Comprised of (i) audit of Lexington Rubber Group, Inc., a wholly-owned subsidiary of Lexington Precision Corporation ($20,000), (ii) assistance with the compliance requirements of the Sarbanes-Oxley Act of 2002 ($13,571), and (iii) audit of the Lexington Precision Corporation Retirement & Savings Plan ($6,900).

(c) Comprised of assistance with the preparation of federal and state income tax returns and refund of alternative minimum taxes.

(d) Comprised of (i) review of compliance with Sarbanes-Oxley Act of 2002 ($27,780), (ii) audit of Lexington Rubber Group, Inc., a wholly-owned subsidiary of Lexington Precision Corporation ($18,173), and (iii) audit of the Lexington Precision Corporation Retirement & Savings Plan ($6,900).

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      The Audit Committee adopted a pre-approval policy in 2003 pursuant to which the Audit Committee pre-approves each non-audit engagement or service performed by the Company's independent auditor. Prior to pre-approving any such non-audit engagement or service, it is the Committee's practice to first gather information regarding the engagement or requested service that explains the specific engagement or service and enables the Committee to make a well-reasoned assessment of the impact of the engagement or service on the auditor's independence. In addition, the Audit Committee may authorize the executive officers of the Company to incur fees for non-audit services without the specific approval of the Committee, provided that the fees for such services do not exceed $15,000. As required by the Sarbanes-Oxley Act of 2002, the Audit Committee pre-approved all non-audit engagements for services provided by our independent auditor after May 6, 2003.

      The Bylaws of the Company do not require that the stockholders ratify the appointment of Ernst & Young LLP as our independent auditor; however, we are seeking ratification because we believe it is a matter of good corporate governance practice. It is intended that, unless any proxy is marked to the contrary, the shares represented by such proxy shall be voted FOR the ratification of such appointment. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may nevertheless retain Ernst & Young LLP as the Company's independent auditor. If the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

      It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.

      The Board of Directors recommends that shareholders vote FOR such ratification.

                              STOCKHOLDER PROPOSALS

      Proposals by stockholders intended to be presented at the next annual meeting (to be held in 2006) must be received by the Secretary of the Company on or before December 1, 2005, in order to be included in the proxy statement and the proxy for that meeting. Proposals should be directed to the Secretary, Lexington Precision Corporation, 40 East 52nd Street, New York, NY 10022, and must comply with the applicable requirements of the federal securities laws and the Company's Bylaws.

                                  OTHER MATTERS

      Management does not know of any other matters that are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

      Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as amended by Form 10-K/A filed with the SEC on April 6, 2005, which includes financial statements and related data.

      According to SEC rules, the information presented in this Proxy Statement under the captions "Audit Committee Report," "Compensation Committee Report on Executive Compensation," and "Stock Price Performance" will not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, and nothing contained in any previous filings made by the Company under such Acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                                       By Order of the Board of Directors,

                                       Dennis J. Welhouse
                                       Secretary

Dated: April 21, 2005
       New York, New York

                                                                       EXHIBIT A


                         LEXINGTON PRECISION CORPORATION
                              2005 STOCK AWARD PLAN

                      EFFECTIVE APRIL 21, 2005 (SUBJECT TO
                             STOCKHOLDER APPROVAL)

                                TABLE OF CONTENTS

                                                                                PAGE
Article 1.  Establishment, Objectives, and Duration.........................      1
Article 2.  Definitions.....................................................      1
Article 3.  Administration..................................................      5
Article 4.  Shares Subject to the Plan and Maximum Awards...................      5
Article 5.  Eligibility and Participation...................................      7
Article 6.  Stock Options...................................................      7
Article 7.  Stock Appreciation Rights.......................................      9
Article 8.  Restricted Stock................................................     10
Article 9.  Performance Units and Performance Shares........................     11
Article 10. Performance Measures............................................     12
Article 11. Rights of Participants..........................................     13
Article 12. Termination of Employment/Directorship..........................     13
Article 13. Change in Control...............................................     14
Article 14. Amendment, Modification, and Termination........................     14
Article 15. Withholding.....................................................     15
Article 16. Successors......................................................     15
Article 17. General Provisions..............................................     15

               ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

      1.1 ESTABLISHMENT OF THE PLAN. Lexington Precision Corporation hereby adopts the "Lexington Precision Corporation 2005 Stock Award Plan" (hereinafter referred to as the "Plan") as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, and Performance Units.

      Subject to approval by the Company's stockholders, the Plan shall become effective as of APRIL 21, 2005 (the "Effective Date"). Awards may be granted under the Plan prior to such stockholder approval; provided the effectiveness of such Awards shall be contingent on such stockholder approval being obtained.

      1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

      The Plan is further intended to provide flexibility to the Company and its Subsidiaries in motivating, attracting, and retaining the services of Participants who make significant contributions to the Company's success and to allow Participants to share in that success.


      1.3 DURATION OF THE PLAN. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions; provided, however, that in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

                             ARTICLE 2. DEFINITIONS

      Whenever used in the Plan, the following terms shall have the meanings set forth below, and, when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1 "AWARD" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.2 "AWARD AGREEMENT" means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan.

      2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

      2.5 "CHANGE IN CONTROL" shall be deemed to have occurred under any one or more of the following conditions:

                  i. if, within one year of any merger, consolidation, sale of all or a substantial part of the Company's assets, or contested election, or any combination of the foregoing transactions (a "Transaction") (x) the persons who were Directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company, or (y) the Company becomes a subsidiary of or is merged into or consolidated with another corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors ("Voting Stock"));

                  ii. if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation, unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

                  iii. if any Person becomes, after the date the Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's Voting Stock, other than a Person who, as of the date of approval of the Plan by the Company's stockholders, is the beneficial owner of 10% or more of the Company's common stock or an affiliate of any such Person;

                  iv. the dissolution or liquidation of the Company is approved by its stockholders; or

                  v. if the Directors as of the date the Plan is adopted (the "Incumbent Board") cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

      2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7 "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company or any other committee appointed from time to time by the Company's Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the

Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, an officer, or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer, or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

      2.8 "COMPANY" means Lexington Precision Corporation, a Delaware corporation, and any successor thereto as provided in Article 16 hereof.

      2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

      2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

      2.11 "DISABILITY" shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment that can be expected to result in death or that is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

      2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

      2.13 "EMPLOYEE" means any employee of the Company or any of its Subsidiaries.

      2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.15 "FAIR MARKET VALUE" as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if deemed appropriate by the Committee for any reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate; provided, that in no event shall the fair market value of any Share be less than its par value.

      2.16 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code.

      2.17 "INSIDER" shall mean an individual who is, on the relevant date, an executive officer of the Company, a Director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all within the meaning used under
Section 16 of the Exchange Act and the rules thereunder.

      2.18 "KEY EMPLOYEE" shall mean an individual who is a "key employee," as defined in Section 416(i) of the Code (without regard to paragraph (5) thereof) of the Company.

      2.19 "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

      2.20 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.21 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.22 "PARTICIPANT" means an Employee, Director, or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

      2.23 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

      2.24 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 hereof.

      2.25 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 hereof.

      2.26 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

      2.27 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a "group" as defined in Section 13(d) thereof and the rules promulgated thereunder.

      2.28 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 hereof.

      2.29 "SHARES" means shares of the Company's common stock, par value $0.25 per share.

      2.30 "STOCK APPRECIATION RIGHT" or "SAR" means an Award granted pursuant to the terms of Article 7 hereof.

      2.31 "SUBSIDIARY" means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, "Subsidiary" means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(d) of the Code and the rules thereunder.

      2.32 "TEN PERCENT STOCKHOLDER" means an Employee who at the time an ISO is granted owns Shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, within the meaning of Section 422 of the Code.

                            ARTICLE 3. ADMINISTRATION

      3.1 GENERAL. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the "Performance-Based Exception" under Section 162(m) of the Code, to the extent required under such Section, the Committee shall be comprised solely of two or more individuals who are "outside directors," as that term is defined in Section 162(m) of the Code and the regulations thereunder.

      3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors, and consultants who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority hereunder. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

      3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

            ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

      4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the

Plan shall equal 400,000. Any Shares covered by an Award (or portion of an Award) granted under the Plan that is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares may be authorized, unissued shares or treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

      The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

            (a) OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 50,000.

            (b) STOCK APPRECIATION RIGHTS: The maximum aggregate number of Shares that may be granted in the form of SARs pursuant to Awards granted in any one fiscal year to any one Participant shall be 50,000.

            (c) RESTRICTED STOCK: The maximum aggregate of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 50,000.

            (d) PERFORMANCE SHARES AND PERFORMANCE UNITS: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 50,000 Shares (measured on the date of grant); the maximum aggregate amount awarded with respect to Performance Units to any one Participant in any one fiscal year may not exceed $100,000.

      4.2 ADJUSTMENTS IN AUTHORIZED SHARES. Upon a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, a reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or a partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1, in the number, class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

      4.3 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the intent that the Plan or any Award meet the requirements of Section 162(m) of the Code, as amended from time to time.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

      5.1 ELIGIBILITY. Persons eligible to participate in the Plan include all Employees, Directors, and consultants of the Company and its Subsidiaries.

      5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors, and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

                            ARTICLE 6. STOCK OPTIONS

      6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2 AWARD AGREEMENT. Each grant of an Option shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

      6.3 OPTION PRICE. The Option Price for each grant of an Option under the Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant.

      If an ISO is granted to a Ten Percent Stockholder, the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the ISO.

      6.4 DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that no ISO shall expire later than the tenth (10th) anniversary of the date the ISO was granted; provided, however, that no ISO granted to a Ten Percent Stockholder shall be exercisable later than the fifth anniversary of the date such ISO was granted.

      6.5 EXERCISE OF OPTIONS. Options shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

      Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either:
(a) in cash or its equivalent; or (b) subject to the Committee's approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

      Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means that the Committee determines to be consistent with the purpose of the Plan and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

      Unless otherwise determined by the Committee, all payments upon the exercise of an Option shall be calculated and made in United States dollars.

      6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.8 NONTRANSFERABILITY OF OPTIONS.

            (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

            (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant's lifetime only by such Participant.

      6.9 SPECIAL LIMITATION ON GRANTS OF INCENTIVE STOCK OPTIONS. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares that first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

                      ARTICLE 7. STOCK APPRECIATION RIGHTS

      7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

      Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, determining the terms and conditions pertaining to such SARs.

      The grant price of an SAR shall equal the Fair Market Value of a Share on the date of grant.

      7.2 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

      7.3 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

      7.4 EXERCISE OF SARS. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, determines.

      7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (a) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

            (b) The number of Shares with respect to which the SAR is exercised.

      The payment upon exercise of an SAR shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

      7.7 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

                           ARTICLE 8. RESTRICTED STOCK

      8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

      8.3 TRANSFERABILITY. Except as provided in the Award Agreement, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. Prior to the end of the Period of Restriction, all rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available, during such Participant's lifetime, only to such Participant.

      8.4 OTHER RESTRICTIONS. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

      To the extent deemed appropriate by the Committee, the Company may retain in its possession the certificates representing Shares of Restricted Stock until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by any Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5 VOTING RIGHTS. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based

Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares remain eligible for the Performance-Based Exception.

               ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

      9.1 GRANT OF PERFORMANCE UNITS AND/OR PERFORMANCE SHARES. Subject to the terms of the Plan, Awards of Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2 AWARD AGREEMENT. At the Committee's discretion, each grant of Performance Units and/or Performance Shares may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

      9.3 VALUE OF AWARDS OF PERFORMANCE UNITS AND/OR PERFORMANCE SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units and/or Performance Shares that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

      9.4 EARNING OF PERFORMANCE UNITS AND/OR PERFORMANCE SHARES. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive a payout based on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.5 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS AND/OR PERFORMANCE SHARES. Payment of earned Performance Units and/or Performance Shares shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

      Unless otherwise provided by the Committee, Participants holding Performance Units and/or Performance Shares shall be entitled to receive compensation equivalent to the dividends declared with respect to the Shares represented by such Performance Units and/or Performance Shares. Such compensation may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

      9.6 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units and/or Performance Shares may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

                        ARTICLE 10. PERFORMANCE MEASURES

      Unless and until the Committee proposes for stockholder vote and the Company's stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

            (a)   Earnings per share;

            (b)   Net income (before or after taxes);

            (c) Cash flow (including, but not limited to, operating cash flow and free cash flow);

            (d)   Gross revenues;

            (e)   Gross margins;

            (f) Earnings before interest, taxes, depreciation, and amortization (EBITDA); and

            (g)   Any of the above measures compared to peer or other companies.

      Performance measures may be set at the corporate, subsidiary, division, or business unit level.

      Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward.

      If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

                       ARTICLE 11. RIGHTS OF PARTICIPANTS

      11.1 EMPLOYMENT. Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or its Subsidiaries, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant's employment or directorship at any time.

      11.2 PARTICIPATION. No Employee, Director, or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

      11.3 RIGHTS AS A STOCKHOLDER. Except as provided in Sections 8.5, 8.6, and
9.5 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

               ARTICLE 12. TERMINATION OF EMPLOYMENT/DIRECTORSHIP

      Upon termination of the Participant's employment or directorship for any reason other than Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three
(3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or portions thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, all Awards or portions thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of the Participant's Disability or death shall become immediately vested and/or exercisable on the date of termination due to Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant's rights under any outstanding Award at any time on or prior to the earlier of the expiration date of the Award or the first anniversary of Disability or death.

      Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a "termination" includes an event that causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a consultant, the meaning of "termination" or "termination of employment" includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of "termination" includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

      Notwithstanding the foregoing, the Committee has the authority to establish different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant's Award Agreement at any time.

      An Award that remains unexercised or unvested after the latest date it could have been exercised or vested under any of the foregoing provisions or under the terms of the Award shall be forfeited.

                          ARTICLE 13. CHANGE IN CONTROL

      In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Committee, in its sole discretion, may:

            (a) cause any Award that has not become exercisable or been vested to be exercisable or vested immediately;

            (b) elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

            (c) elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

            (d) permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

            (e) amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

            (f)   implement any combination of the foregoing.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

      14.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

      14.2 AWARDS PREVIOUSLY GRANTED. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

      14.3 STOCKHOLDER APPROVAL REQUIRED FOR CERTAIN AMENDMENTS. Stockholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires stockholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

                             ARTICLE 15. WITHHOLDING

      The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. The Participant may satisfy, totally or in part, such Participant's obligations pursuant to this Article 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units and/or Performance Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Article 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

                             ARTICLE 16. SUCCESSORS

      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

                         ARTICLE 17. GENERAL PROVISIONS

      17.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.2 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      17.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the

Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

      17.5 LISTING. The Company may use reasonable efforts to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

      17.6 INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17.7 NO ADDITIONAL RIGHTS. Neither any Award nor any benefits arising under the Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to
Section 14.2, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

      17.8 NONCERTIFICATED SHARES. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

      17.9 GOVERNING LAW. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, each recipient of an Award under the Plan is deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

      17.10 COMPLIANCE WITH CODE SECTION 409A. No Award that is subject to
Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with
Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A of the Code, distributions on account of a separation from service may not be made to a Key Employee before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of April 21, 2005             LEXINGTON PRECISION CORPORATION

                                       By: /s/ Michael A. Lubin
                                           -------------------------------------
                                           Chairman of the Board

Date of Stockholder Approval: May 17, 2005


                                                                          [BARCODE]                                             +

                                                                          MMMMMMMMMMMM
           LEXINGTON PRECISION CORPORATION
                                                                          000000000.000 ext
                                                                          000000000.000 ext
                                                                          000000000.000 ext
[BARCODE]  MR A SAMPLE                                                    000000000.000 ext
           DESIGNATION (IF ANY)                                           000000000.000 ext
           ADD 1                                                          000000000.000 ext
           ADD 2                                                          000000000.000 ext
           ADD 3
           ADD 4
           ADD 5
           ADD 6                                                          C 1234567890       J N T
           !123456564525!
                                                                          [BARCODE]

                                                                          [ ] Mark this box with an X if you have made
                                                                              changes to your name or address details above.

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------

A ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                                FOR  WITHHOLD                           FOR   WITHHOLD

    01 - William B. Conner      [ ]    [ ]     04 - Michael A. Lubin    [ ]     [ ]

    02 - Warren Delano          [ ]    [ ]     05 - Joseph A. Pardo     [ ]     [ ]

    03 - Kenneth I. Greenstein  [ ]    [ ]     06 - Elizabeth H. Ruml   [ ]     [ ]


B ISSUES

The Board of Directors recommends a vote FOR the following proposals.

                                                       FOR   AGAINST   ABSTAIN

2. Approve the adoption by the Board of Directors      [ ]     [ ]       [ ]
   of the 2005 Stock Award Plan.

3. Ratify the appointment of Ernst & Young LLP as      [ ]     [ ]       [ ]
   the Company's independent auditors.

4. Proxies may vote on such other matters as may properly come before the meeting and any adjournments thereof.


C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
--------------------------------------------------    --------------------------------------------------  -------------------------
                                                                                                                 /  /
--------------------------------------------------    --------------------------------------------------  -------------------------
                                                      1 U P X           H H H         P P P P               005382                 +

001CD40001 00F8GD

--------------------------------------------------------------------------------
PROXY - LEXINGTON PRECISION CORPORATION
--------------------------------------------------------------------------------

40 EAST 52ND STREET, NEW YORK, NEW YORK 10022

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 17, 2005

The undersigned hereby appoints as Proxies, each of WARREN DELANO and DENNIS J. WELHOUSE, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of capital stock of Lexington Precision Corporation held of record by the undersigned on April 8, 2005, at the Annual Meeting of Stockholders to be held on May 17, 2005, and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE OF THIS CARD, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.